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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 23, 2017

Date of Report (Date of earliest event reported)

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FLASR, INC. (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-55270	46-2681687
(Commission File Number)	(IRS Employer Identification No.)

3525 Piedmont Rd., Piedmont Center Bldg. #7, 3rd Fl., Atlanta, Georgia 30305
(Address of principal executive offices)

(409) 965-3761
(Registrant’s telephone number, including area code)

1075 Peachtree St. NE, Suite 3650, Atlanta, Georgia 30309
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 1.01 Entry into a Material Definitive Agreement.

On June 13, 2017, the Company entered into a Settlement Agreement with Northbridge Financial, Inc. (“Northbridge”), whereby Northbridge acquired liabilities of the Company in an amount of $52,318.75, which was owed by the Company to various third parties related to legal services, as well as other service providers related to the Company’s operations. The Company and Northbridge then entered into an Order Granting Approval of the Settlement Agreement, and Northbridge converted the Debt pursuant to a 3(a)(10) exemption into 200,000,000 shares of the Company’s common stock. The conversions took place between June 15, 2017 and June 19, 2017. The shares did not extinguish all of the debt of the Company; instead, the shares issued were a third tranche toward extinguishing debt of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLASR, INC.

Date: June 23, 2017

By: /s/ Everett M. Dickson

Everett M. Dickson, Chief Executive Officer